UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 5, 2021

Cosmos Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

141 West Jackson Blvd, Suite 4236, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

N/A
(Former name or former address, if changed since last report.)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Cosmos Holdings Inc. (the “Company”) entered into an Amended and Restated Debt Exchange Agreement (the “Agreement”) dated as of February 5, 2021, with an unaffiliated third-party lender (the “Lender”). A copy of the Agreement is attached hereto as Exhibit 4.1. This Agreement replaced in its entirety the Debt Exchange Agreement between the parties dated as of December 18, 2020, which was deemed to be null and void.

The Agreement provides for the issuance by the Company of 781,819 shares of common stock (the “Exchange Shares”), at the rate of $3.85 per share, in exchange for an aggregate of $3,010,000 principal amount (the “Debt”) of existing loans made by the Lender to the Company.

The market price at the time this Agreement was negotiated was $3.85 per share. Certain “make whole” provisions and the grant of warrants were eliminated. Interest was accrued through the date of the Agreement. Thereafter, all accrued and unpaid interest, as well as any unpaid fees, shall be paid in three (3) equal monthly installments following the closing of a planned Canadian public offering. Pursuant to this Agreement, Grigorios Siokas, the Company’s Chief Executive Officer and principal shareholder, will be released from all personal guarantees on the Debt.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On February 5, 2021, the Company entered into the Amended and Restated Debt Exchange Agreement described in Item 1.01 above.

Exemption from registration under the Securities Act of 1933, as amended, (the “Act”) is claimed under Section 4(a)(2) of the Act. based on the representations and warranties set forth in the Ammended and Restated Debt Exchange Agreement dated as of February 5, 2021, a copy of which is filed as Exhibit 4.1 to this Form 8-K. There were no commissions paid and no placement agent or underwriters were involved.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.
4.1	Amended and Restated Debt Exchange Agreement dated as of February 5, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HOLDINGS INC.

Date: April 1, 2021	By:	/s/ Grigorios Siokas
Grigorios Siokas Chief Executive Officer

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